UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2010

DOUGLAS DYNAMICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34728	134275891
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7777 North 73rd Street Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 354-2310

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 13, 2010, Douglas Dynamics, Inc. (the “Company”) issued a press release announcing that, in accordance with the Company’s dividend policy, its Board of Directors declared its first post-IPO quarterly cash dividend of $0.1825 per share.  The dividend is payable on September 30, 2010 to stockholders of record as of the close of business on September 23, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 99.1                                    Press Release, dated September 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.
(Registrant)

Date: September 15, 2010
/s/ Robert McCormick
(Signature)
	Name:	Robert McCormick
	Title:	Executive Vice President, Chief Financial Officer and Secretary